September 16, 2020

Supplement

SUPPLEMENT DATED SEPTEMBER 16, 2020 TO THE STATEMENT OF ADDITIONAL INFORMATION OF
Morgan Stanley U.S. Government Securities Trust, dated April 30, 2020

The table in the section of the Statement of Additional Information entitled "Disclosure of Portfolio Holdings" is hereby deleted and replaced with the following:

Name	Frequency[1]	Lag Time
Service Providers
State Street Bank and Trust Company	Daily basis	Daily
BlackRock Financial Management Inc.	Daily basis	[2]
KellyCo Marketing	Monthly basis and Quarterly basis	Varying lag times after the date of the information
R.R. Donnelley & Sons Company	Monthly basis and Quarterly basis	Varying lag times after the date of the information
Fund Rating Agencies
Lipper	Monthly basis	Approximately six business days after month end
Portfolio Analytics Providers
Bloomberg Finance, L.P.	Daily basis	Daily
Investors
Randall & Quilter Investment Holdings Ltd.	Monthly basis	Approximately ten days after month end

(1)  Dissemination of portfolio holdings information to entities listed above may occur less frequently than indicated (or not at all).

(2)  Information will typically be provided on a real time basis or as soon thereafter as possible.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.